UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 6, 2023

BEACON ROOFING SUPPLY, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50924	36-4173371
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
505 Huntmar Park Drive, Suite 300, Herndon, VA 20170
(Address of Principal Executive Offices) (Zip Code)
(571) 323-3939
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Common Stock, $0.01 par value	BECN	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement
On June 6, 2023, Beacon Roofing Supply, Inc., as borrower (the “Company”) and certain subsidiaries of the Company as borrowers entered into Amendment No. 2 to the Second Amended and Restated Credit Agreement (the “Amendment No. 2”) with Wells Fargo Bank, N.A., as administrative agent and collateral agent (the “Administrative Agent”), and the lenders party thereto, which amends certain provisions of the Second Amended and Restated Credit Agreement, dated as of May 19, 2021, by and among the Company, the other borrower parties thereto, the lender parties thereto and the Administrative Agent (as amended, supplemented or modified, the “Credit Agreement”).

The Amendment No. 2, among other things, (i) replaces the London Interbank Offered Rate (“LIBOR”) linked security and its related borrowing mechanics under the Credit Agreement with a Secured Overnight Financing Rate (“Term SOFR”) linked security and its related borrowing mechanics, and (ii) updates certain other provisions of the Credit Agreement to reflect the transition from LIBOR to Term SOFR. Except as amended by the Amendment No. 2, the remaining terms of the Credit Agreement remain in full force and effect.

The foregoing description does not purport to be complete and is qualified in all respects by reference to the full text of the Amendment No. 2 and the Credit Agreement (included as Exhibit A to the Amendment No. 2), a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet
Arrangement of a Registrant

The information set forth above under Item 1.01 of this Current Report is hereby incorporated by reference into this Item 2.03.

Item 9.01    Financial Statements and Exhibits
(d)Exhibits

Exhibit Index
Exhibit Number	Description
10.1	Amendment No. 2, dated as of June 6, 2023, to the Credit Agreement among the Company, the other loan parties party thereto, the lenders party thereto and the Administrative Agent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON ROOFING SUPPLY, INC.

Date: June 9, 2023	By:	/s/ FRANK A. LONEGRO
Frank A. Lonegro
Executive Vice President & Chief Financial Officer